Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED

V2500®

GENERAL TERMS OF SALE

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

SPIRIT AIRLINES, INC.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

TABLE OF CONTENTS
1.    Definitions    5

2.    Installed and Spare Engine Purchase Commitments    6
2.1    Agreement to Purchase Aircraft from Airbus    6
2.2    Agreement to Purchase Spare Engines from IAE    6
2.3    Type Approval and Changes in Specification    6
2.4    Inspection and Acceptance    7
2.5    Delivery, Shipping, Title and Risk of Loss or Damage    8
2.6    Price    8
2.7    Payment    8

3.    Spare Parts Provisions    9
3.1    Intent and Term    9
3.2    ATA Standards    10
3.3    Stocking of Spare Parts    10
3.4    Lead Times    10
3.5    Ordering Procedure    11
3.6    Modifications to Spare Parts    11
3.7    Inspection    11
3.8    Delivery and Packing    12
3.9    Prices    12
3.10    Payment    13
3.11    Conflict    13

4.    Warranties, Guarantees and Liabilities    14

5.    Product Support Services    16

6.    Miscellaneous    17
6.1    Delay in Delivery    17
6.2    Patents    18
6.3    Credit Reimbursement and Right of Setoff    18
6.4    Non-Disclosure and Non-Use    18
6.5    Taxes    19
6.6    Amendment    19
6.7    Assignment    19
6.8    Exhibits    19
6.9    Headings    20
6.10    Governing Law and Forum    20
6.11    Compliance with All Applicable Laws and Regulations    20
6.12    Notices    20
6.13    Exclusion of Other Provisions and Previous Understandings    21
6.14    Conditions Precedent    21
6.15    Termination Events    21
6.16    Effect of Termination    23
6.17    No Construction Against Drafter    23

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit A Contract Specifications    25
Exhibit A-1 V2524-A5 Turbofan Engine Model Specification    25
Exhibit A-2 V2527-A5 Turbofan Engine Model Specification    25
Exhibit A-3 V2533-A5 Turbofan Engine Model Specification    25

Exhibit B Schedules    26
Exhibit B-1 Aircraft Delivery Schedule    27
Exhibit B-2 Spare Engine Price and Delivery    28
Exhibit B-3 Escalation Formula    29

Exhibit C Product Support Plan    30

Exhibit D Warranties    47
*****

Exhibit E Guarantees    48
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

THIS CONTRACT is made this 1st day of October, 2013, (this “Contract”),
BETWEEN

IAE INTERNATIONAL AERO ENGINES AG
a joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called “IAE”) and

SPIRIT AIRLINES, INC.	a corporation organized and existing under the laws of Delaware, whose principal place of business is at 2800 Executive Way, Miramar, Florida 33025 (hereinafter called “Spirit”).
WHEREAS:

A.
As of the date hereof, (i) Spirit has acquired or has firmly ordered an aggregate of forty (40) new Airbus A320 family aircraft, all powered by, or to be powered by, V2500-A5 engines, (ii) Spirit has acquired or firmly ordered an aggregate of eleven (11) new V2500-A5 spare engines from IAE all of which are or will be operated by Spirit and (iii) Spirit has the option to purchase four (4) additional new V2500-A5 spare engines from IAE

B.
IAE and Spirit have entered into a V2500® General Terms of Sale dated March 1, 2005, as amended from time to time, including all side letters and amendments thereto, for the provision of V2500-A5 engines, modules, spare parts, tools, equipment, and product support services for the support and operation of certain V2500-A5 engines (the “2005 GTA”);

C.
Spirit and IAE subsequently signed the V2500 Propulsion System and FHA Proposal dated October 27, 2006, as amended from time to time, including all side letters and amendments thereto, which outlines the financial support and support services for Spirit’s then-incremental order for A320 family aircraft powered by V2500-A5 engines and order for V2500-A5 spare engines (the “2006 Proposal”);

D.
IAE and Spirit have entered into a V-ServicesSM Fleet Hour Agreement dated October 1, 2013 for the provision of certain off-wing maintenance for the V2500-A5 engines operated by Spirit (the “Fleet Hour Agreement”);

E.	IAE and Spirit hereby agree to amend and restate the 2005 GTA in its entirety to incorporate the provisions contained in the 2006 Proposal; and

F.
IAE and Spirit now wish to agree upon terms whereby IAE will supply to Spirit V2500 engines, modules, spare parts, special tools, ground equipment, and product support services for the support and operation of the V2500 Engines.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

1.	Definitions
In this Contract unless the context otherwise requires:

1.1
“Aircraft” shall mean the forty (40) new Airbus A320 family aircraft powered by new Engines firmly ordered (including nineteen (19) A320 family aircraft already delivered as of the date of the Contract) and being acquired by Spirit from Airbus for delivery as set forth in Exhibit B-1 to this Contract.

1.2	“Airbus” shall mean Airbus SAS, with its principal place of business at 1, Rond Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns.

1.3	“Certification Authority” shall mean the United States Federal Aviation Administration.

1.4	“Change Order” shall have the meaning set forth in Section 2.3.1 hereto.

1.5	“Engine(s)” shall mean the IAE V2500 aero engine described in the applicable Specification(s).

1.6	“Initial Provisioning” shall mean the establishment by Spirit of an initial stock of Spare Parts, Support Equipment, and Vendor Parts.

1.7	“Initial Provisioning Data” shall mean information supplied by IAE to Spirit for Initial Provisioning purposes.

1.8	“Initial Provisioning Orders” shall mean orders for Spare Parts and Support Equipment for the purpose of Initial Provisioning.

1.9
“Lead Time” shall mean the period specified in the Spare Parts Catalog that represents the minimum time required between acceptance by IAE of an order by Spirit for Spare Parts and commencement of delivery of such Spare Parts.

1.10	“Service Bulletins” shall mean those service bulletins containing advice and instructions issued by IAE to Spirit from time to time in respect of Engines.

1.11	“Spare Engines” shall mean the Firm Spare Engines as defined in Section 2.2.1 and any additional new Spare Engines to be purchased in accordance with Section 2.2.2.

1.12	“Spare Parts” shall mean spare parts for Engines as identified in the Spare Parts Catalog, excluding the items listed in the Specification as being items of supply by Spirit.

1.13	“Spare Parts Catalog” shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts available for purchase from IAE.

1.14	“Specification(s)” shall mean the IAE Engine Specification(s) set forth in Exhibit A to this Contract, as the same may be amended, supplemented and/or updated from time to time.

1.15	“Supplies” shall mean V2500 engines, Spare Parts, Vendor Parts, and Support Equipment.

1.16
“Support Equipment” shall mean tools, and all equipment (including handling, transportation and ground equipment) to be supplied pursuant to this Contract for use with the Aircraft and not for installation on the Aircraft. Support Equipment does not constitute Spare Parts.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

1.17	“Vendor Parts” shall mean parts not manufactured by IAE, including accessories, described as “Vendor Parts” in Initial Provisioning Data. Vendor Parts do not constitute Spare Parts.

2.	Installed and Spare Engine Purchase Commitments

2.1	Agreement to Purchase Aircraft from Airbus
Spirit agrees to purchase the Aircraft from Airbus powered by new Engines for delivery according to the schedule set forth in Exhibit B-1 to this Contract and agrees with IAE that Spirit will accept delivery of the Aircraft according to the schedule set forth in Exhibit B-1 to this Contract, as the same may be amended, supplemented and/or updated from time to time.

2.2	Agreement to Purchase Spare Engines from IAE

2.2.1
Spirit hereby places a firm order with IAE for the purchase of eleven (11) new spare Engines (including eight (8) new spare Engines that have already been delivered as of the date of the Contract) (the “Firm Spare Engines”) for delivery according to the schedule set forth in Exhibit B-2 to this Contract, as the same may be amended, supplemented and/or updated from time to time.

2.2.2
Spirit, at its option, may also purchase and place up to four (4) additional new Spare Engines (the “Option Spare Engines”) on firm order with IAE, provided that Spirit gives written notice to IAE at least ***** prior to the delivery date for each such Option Spare Engine as set forth in Exhibit B-2, as the same may be amended, supplemented and/or updated from time to time. IAE and Spirit shall promptly amend this Contract to revise Exhibit B-2 to reflect the firm order of Option Spare Engines from IAE.

2.2.3
Except as otherwise set forth in the following paragraph, Spirit agrees to purchase an Engine storage bag and transportation stand from IAE for delivery with each Spare Engine. The prices for such equipment are set forth in Exhibit B-2.

In the event that Spirit elects not to purchase a storage bag and transportation stand from IAE for delivery with any Spare Engine, those Spare Engines for which this equipment is to be provided as Spirit furnished equipment shall be identified as such in Exhibit B-2 and Spirit shall provide such equipment to IAE at least ***** prior to the scheduled delivery date of the applicable Spare Engine(s). If for any reason Spirit has not delivered such equipment to IAE at least ***** prior to the scheduled delivery date of any applicable Spare Engine, then Spirit shall purchase such equipment from IAE at the prices set forth in Exhibit B-2.

2.3	Type Approval and Changes in Specification

2.3.1
The Spare Engines will be manufactured to the standards set forth in the Specification. After the date of this Contract, the Spare Engines may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by written change orders (each a “Change Order”), which shall set forth in detail:

(a)	The changes to be made in the Spare Engines; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

(b)
The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Spare Engines in the airframe, on prices and on dates of delivery of the Spare Engines.

Change Orders shall not be binding on either party until signed by IAE and Spirit but upon being so signed shall constitute amendments to this Contract.

2.3.2
IAE may make any changes in the Spare Engines that do not adversely affect the Specification (including but not limited to performance and weight), interchangeability of the Spare Engines in the airframe, prices or dates of delivery of the Spare Engines. In the case of such permitted changes, a Change Order shall not be required or if issued shall not be binding until signed by IAE and Spirit.

2.3.3	At the time of delivery of the Spare Engines there is to be in existence an FAA-issued “Type Approval Certificate” for the Spare Engines in accordance with the provisions of the Specification.

2.3.4
The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as “Current Rules”). Subject to Section 2.3.2 above, IAE and Spirit agree that they will execute an appropriate Change Order in respect of any change required to the Spare Engines to enable such Spare Engines to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Spare Engines.

2.3.5	The price of any Change Order is to be paid by IAE in the case of changes required to conform to the Current Rules and by Spirit in any other case.

2.4	Inspection and Acceptance

2.4.1
IAE shall ensure that Spare Engines conform to the Specification through the maintenance of procedures, systems and records approved by the Certification Authority. An FAA-issued “Authorized Release Certificate” (FAA Form 8130-3, Airworthiness Approval Tag) or “Certificate of Conformity” (as the case may be) will be issued and signed by personnel authorized for such purposes.

2.4.2
Upon delivery pursuant to Section 2.5.1 below and the issue of an “Authorized Release Certificate” (FAA Form 8130-3, Airworthiness Approval Tag) or a Certificate of Conformity pursuant to Section 2.4.1 above and IAE’s representation that the Engine storage bag and transportation stand, if purchased, conforms to the applicable purchase order, Spirit shall be deemed to have accepted the Spare Engines (and Engine storage bag and transportation stand, if purchased from IAE), and that the Spare Engines conform to the Specification. Spirit’s acceptance will, however, in no way prejudice its valid warranties and support rights under this Contract or the Fleet Hour Agreement. IAE shall, upon written request from Spirit and subject to the permission of the appropriate governmental authorities, arrange for Spirit to have reasonable access to the appropriate premises in order to examine the Spare Engines prior to the issue of conformance documentation and to witness Engine acceptance tests.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

2.4.3
If Spirit refuses, is unable to accept, or otherwise hinders delivery of any Spare Engine that satisfies the requirements set forth herein, Spirit shall nevertheless pay or cause IAE to be paid therefore as if, for the purposes of payment only, the Spare Engines had been delivered.

2.4.4	In any of the cases specified in Section 2.4.3 above, Spirit shall also pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Spare Engines.

2.5	Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1
Provided Spirit has made payment in accordance with Section 2.7 below, IAE will deliver the Spare Engines (and Engine storage bag and transportation stand, if purchased from IAE), at its option, either Ex-Works (INCOTERMS 2000) Connecticut, United States of America or Ex-Works (INCOTERMS 2000) Dahlewitz, Germany, in accordance with the delivery schedule set out in Exhibit B-2 to this Contract.

2.5.2	Upon such delivery, title to and risk of loss of or damage to the Spare Engines (and Engine storage bag and transportation stand, if purchased from IAE) shall pass to Spirit.

2.5.3	Spirit will notify IAE at least thirty (30) days before the scheduled time for delivery of the Spare Engines of its instructions as to the marking and shipping of the Spare Engines.

2.6	Price
The purchase price for each of the Spare Engines shall be the unit base price set forth in Exhibit B-2 to this Contract, amended pursuant to Section 2.3 above, if applicable, and escalated in accordance with the escalation formula contained in Exhibit B-3 to this Contract. The purchase price for the Engine storage bag and transportation stand, if purchased from IAE, shall be the current IAE price in effect at the time of Spare Engine delivery.

2.7	Payment

2.7.1	Spirit will make payment for Spare Engines (and Engine storage bag and transportation stand, if purchased from IAE) in United States Dollars as follows:

(a)	***** before the scheduled delivery of each of the Spare Engines, Spirit shall pay to IAE a non-refundable payment of ***** of the Estimated Purchase Price of such Spare Engine.

(b)	***** before the scheduled delivery of each of the Spare Engines, Spirit shall pay to IAE a non-refundable payment of ***** of the Estimated Purchase Price of such Spare Engine.

(c)
Immediately prior to the delivery of each of the Spare Engines, Spirit shall pay to IAE the balance of the escalated purchase price of such Spare Engine, plus the purchase price of the Engine storage bag and transportation stand, if purchased from IAE.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

2.7.2
IAE shall have the right to require Spirit to make additional payments in respect of price changes arising from the provisions of Section 2.3 above on a similar basis to that specified in Section 2.7.1 above.

2.7.3	Spirit shall pay the full amount of payments falling due under this Section 2.7, without any withholding or deduction whatsoever.

2.7.4	All payments under this Section 2.7 shall be made by wire transfer and shall be deposited not later than the due date of payment with:
*****

or such other account in the United States as notified from time to time by IAE.

2.7.5
For the purpose of this Section 2.7 “payment” shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Section 2.7.4 above or as otherwise notified to Spirit in writing by IAE.

2.7.6
If Spirit fails to make any payment pursuant to this Section 2 on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will (a) be entitled to charge interest on the overdue amount, at the rate equal to the greater of ***** per annum or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made and (b) have the right (but not the obligation) to suspend work on the manufacture of Spare Engines pending the remedy of such failure and to reschedule the date of delivery of such Spare Engines following the cure of such failure. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

2.7.7	For the purpose of this Section 2.7, the “Estimated Purchase Price” of any of the Spare Engines shall be calculated in accordance with the following formula:
*****
where:
*****

3.	Spare Parts Provisions

3.1	Intent and Term

3.1.1
For as long as Spirit owns and operates one or more Aircraft in regular commercial service and is not in breach of any material obligation to IAE under this Contract, IAE shall use commercially reasonable efforts to make available adequate supplies of Spare Parts for sale to Spirit under this Contract. In consideration thereof, except as otherwise provided under Section 3.1.2 below, Spirit shall buy from IAE, and IAE shall sell to Spirit, all of Spirit's requirements of the following:

(a)	Spare Parts and Support Equipment necessary to support Spirit’s operation of the Aircraft; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

(b)
Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and Spirit cannot be reasonably established. Spirit shall notify IAE in writing not less than the greater of (i) the lead time of the vendor as specified in the respective vendor manual or (ii) three (3) months before scheduled delivery requested by Spirit that Spirit intends to purchase such Vendor Parts from IAE.

In an emergency or upon the reasonable request of Spirit, IAE may sell to Spirit Vendor Parts which it is not obligated to sell under this Contract, but which it has in stock or otherwise has reasonably available to it in current inventory.

3.1.2	Purchase by Spirit from Others
*****

3.2	ATA Standards
The parties to this Contract shall comply with the requirements of shipping procedures outlined in ATA Specifications 2000 and 300, provided that the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the specifications that, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.3	Stocking of Spare Parts
As soon as reasonably possible after receipt of IAE’s request, Spirit shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.4	Lead Times

3.4.1
IAE shall endeavor to deliver replenishment Spare Parts within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts that are designated in the Spare Parts Catalog as being available at prices and lead times to be quoted upon request. Support Equipment and Vendor Parts are available at prices and lead times to be quoted upon request.

3.4.2
If any order for replenishment Spare Parts shall call for a quantity materially in excess of Spirit's normal requirements, IAE shall notify Spirit and may request a special delivery schedule. If Spirit confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates mutually acceptable to IAE and Spirit and the Lead Times provided by this Section shall not apply.

3.4.3
In an emergency, IAE shall use its reasonable efforts to deliver all Spare Parts within the time limits specified by Spirit. IAE will provide notice of the action to be taken on such orders within the following time periods from IAE's receipt of such notice and based on the type of order:

(a)	AOG (Aircraft on Ground) orders - within 4 hours;

(b)	Critical (imminent AOG or work stoppage) - within 24 hours;

(c)	Expedited (less than published or quoted lead time) - within 7 days.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

3.5	Ordering Procedure

3.5.1
Orders for Spare Parts and Support Equipment may be placed by Spirit from time to time on an as-needed basis. Spirit shall give IAE as much notice as practicable of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, Support Equipment and including Vendor Parts.

3.5.2
IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Section 3.4.2 above, shall constitute an acceptance of the order under the terms of this Contract.

3.5.3	Standard package quantities shall be delivered and packed in accordance with the Spare Parts Catalog.
3.6    Modifications to Spare Parts

3.6.1
IAE shall be entitled to make modifications or changes to the Spare Parts ordered by Spirit hereunder provided that the modification has received the approval of the Certification Authority and modified Spare Parts shall be substituted for Spare Parts ordered. IAE shall promptly inform Spirit by means of Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to Spirit before delivery.

3.6.2
Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins in the recommended or optional category are considered by Spirit to be unacceptable and Spirit so states in writing to IAE within ninety (90) days of the transmittal date of the applicable Service Bulletin, in which case Spirit shall be entitled to place a single order for Spirit’s anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

3.6.3
Unless Spirit notifies IAE in writing under the provisions of Section 3.6.2 above, IAE may supply at the expense of Spirit a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by the applicable Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

3.7	Inspection

3.7.1
Conformance to the Specification of Spare Parts purchased hereunder will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued by IAE to Spirit and signed by IAE personnel authorized for such purpose.

3.7.2	Conformance of Support Equipment and Vendor Parts purchased pursuant to this Section 3 will be assured by IAE conformance documentation and/or Vendor conformance documentation, as applicable.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

3.7.3
Upon the issuance of conformance documentation in accordance with Sections 3.7.1 or 3.7.2 above and delivery in accordance with Section 3.8.1 below, Spirit shall be deemed to have accepted the applicable Spare Parts, Support Equipment, and Vendor Parts, and that they conform to the applicable specification without prejudice to any of Spirit’s warranty and support rights under this Contract or any other right of Spirit under applicable law.

3.8	Delivery and Packing

3.8.1
IAE shall deliver Spare Parts, Support Equipment and Vendor Parts if such parts are purchased from IAE pursuant to this Section 3, Ex-Works (INCOTERMS 2000) the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000.

3.8.2	Upon such delivery as described in Section 3.8.1, title to and risk of loss of or damage to the Spare Parts, Support Equipment, and Vendor Parts shall pass to Spirit.

3.8.3
In accordance with ATA Specification 2000 requirements, Spirit shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts, Support Equipment and Vendor Parts.

3.8.4
The packaging of Spare Parts, Support Equipment, and Vendor Parts shall be in accordance with ATA Specification 300 Category 2 standard, unless deviations are otherwise agreed pursuant to Section 3.2 and shall be free of charge to Spirit. Category 1 standard packaging, if required by Spirit, shall be paid for by Spirit.

3.9	Prices

3.9.1
Prices of all Spare Parts, Support Equipment, and Vendor Parts shall be quoted in U.S. Dollars, in the Spare Parts Price Catalog, or Initial Provisioning Data, or in individual quotations. Such prices shall represent net unit prices, Ex-Works (INCOTERMS 2000), IAE point of manufacture according to Section 3.8.1 above.

Prices and Lead Times in the Spare Parts Price Catalog or by individual quotations are valid for the time period as listed in the Spare Parts Catalog or as shown in the quotation.

3.9.2	Prices applicable to each order placed by Spirit hereunder shall be the prices in effect at the time of such order according to the terms of the Spare Parts Price Catalog.

3.9.3
IAE may from time to time adjust its prices for Spare Parts and Support Equipment upon not less than ninety (90) days prior written notice to Spirit. Any individual price errors in the calculation of prices may be corrected in good faith without advance notice to Spirit.

3.9.4	On request by Spirit, prices of Spare Parts, Support Equipment, or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.10	Payment

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

3.10.1
Payment for all purchases of Spare Parts, Support Equipment, and Vendor Parts under this Section 3 shall be made by Spirit to IAE *****. Payment for any other invoices arising under this Contract shall be made by Spirit to IAE *****.

3.10.2	Spirit undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Section 3.10, without any withholding or deduction whatsoever.

3.10.3	All payments under this Section 3.10 shall be made by wire transfer to, and shall be deposited not later than the due date of payment with:
*****
or such other account in the United States as otherwise notified from time to time by IAE in writing to Spirit.

3.10.4
For the purpose of this Section 3.10, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-Section 3.10.3 above or as otherwise notified by IAE in accordance with the terms of this Contract.

3.10.5
Notwithstanding Section 3.10.1 above, payments for all purchases of Spare Parts, Support Equipment and Vendor Parts shall be due from Spirit upon delivery, or at IAE's option prior to delivery of such items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of Spirit's property, or (b) Spirit is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) Spirit becomes insolvent or makes an assignment for the benefit of creditors, or (d) Spirit fails to make payment to IAE in accordance with any of Spirit's material obligations to IAE under this Contract or any other agreement with IAE, or (e) is in material default under any section of this Contract after receipt of written notice of such default and the expiration of any applicable cure period in respect thereof.

3.10.6
If Spirit fails to make any payment for any Spare Parts, Support Equipment, or Vendor Parts on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the rate of the greater of ***** or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

3.11	Conflict
In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 2000 and 300, or purchase orders from Spirit the provisions of this Contract shall prevail.

4.	Warranties, Guarantees and Liabilities

4.1
IAE warrants to Spirit that, at the time of delivery, the Supplies sold hereunder will be free of defects in material and manufacture, and will conform substantially to applicable specifications and the rules and regulations of the Certificating Authority. IAE's liability and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Spirit's remedies under this warranty are limited to the repair or replacement, at IAE's election, of Supplies or parts thereof returned to the place of manufacture in accordance with IAE’s written shipping instructions and which are shown to IAE's reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by Spirit to IAE within ***** after the first operation or use of the Supplies (or if the Supplies are installed in Spirit Aircraft, *****) after the date of delivery of such Supplies by IAE to Spirit. Transportation charges for the return of Supplies to IAE pursuant to this Section 4.1 and their reshipment to Spirit and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with written shipping instructions from IAE and judged by IAE, acting reasonably, to have been defective at the time of delivery to Spirit.

4.2	In addition, IAE grants and Spirit accepts the following (all as set forth in Exhibit D, the “Warranties”):
*****

4.3	IAE also grants and Spirit accepts the following (all as set forth in Exhibit E, the “Guarantees”):
*****

4.4
The parties agree that the Warranties shall apply to any equipment that falls within the type of equipment covered by those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by Spirit from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment that form part of any aircraft acquired from the manufacturer.

4.5
***** It is not the intent, however, to duplicate benefits or remedies provided to Spirit by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties and Guarantees, Spirit agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received duplicate benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall IAE be required to provide duplicate benefits to Spirit and any other party (such as a leasing company) as a result of the same event or cause.

4.6	IAE and Spirit agree that the following provisions shall apply to each of the Guarantees, unless otherwise expressly set forth therein.

4.6.1	Definitions and General Conditions
All of the Definitions and General Conditions set forth in the V2500 Engine and Parts Service Policy shall apply to the Guarantees. Exclusions set forth in the General Conditions of the V2500 Engine and Parts Service Policy shall apply to the Guarantees.

4.6.2	Specific Conditions

(a)	The rates and remedies in the Guarantees are predicated upon Spirit operating its Aircraft powered by Engines in accordance with the following operating conditions:

(i)	An annual average flight cycle of: ***** hours for V2524-A5 powered Aircraft, ***** hours for V2527-A5 powered Aircraft, and ***** hours

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

for V2533-A5 powered Aircraft (each calculated from the moment the wheels of an Aircraft, on which an Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

(ii)	An annual average utilization of ***** hours per V2524-A5 powered Aircraft, ***** hours per V2527-A5 powered Aircraft, and ***** hours per V2533-A5 powered Aircraft;

(iii)	An average engine thrust derate of: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft, all relative to the name plate thrust rating;

(iv)	An average ambient temperature for take-off no greater than: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft;

(v)	Spirit’s main base will be located at Fort Lauderdale, Florida, USA;

(vi)	Spirit acquiring all of the Aircraft and Firm Spare Engines as set forth in Exhibit B-1 and Exhibit B-2, as amended, supplemented and/or updated from time to time;

(vii)	Spirit maintaining a minimum ratio of ***** Spare Engines to installed Engines for its Aircraft fleet;

(viii)
Spirit owning, operating, and maintaining the Aircraft and Engines in regular and frequent airline operation for the duration of the Guarantee period(s), in accordance with Airbus’, IAE’s, and other applicable OEM’s technical manuals and the MMP (including Engine rebuild requirements);

(ix)	*****; and

(x)	Spirit acquiring from IAE or other sources sufficient components, Spare Parts, and spare Engines at the levels mutually agreed by IAE and Spirit to maintain proper support of the Engines and Aircraft.

(b)
Should any of the above operating conditions not be met or if Spirit takes Option Aircraft or Option Spare Engines, IAE, acting in good faith and in consultation with Spirit, may make reasonable and appropriate adjustments to the Guarantees, with appropriate retroactive application, to address any deviations from such operating conditions.

4.7
SPIRIT ACCEPTS THAT THE WARRANTIES AND GUARANTEES GRANTED TO SPIRIT UNDER SECTIONS 4.1 THROUGH 4.4 ABOVE, TOGETHER WITH THE EXPRESS REMEDIES PROVIDED TO SPIRIT IN RESPECT OF THE SUPPLIES IN ACCORDANCE WITH THIS CONTRACT, ARE EXCLUSIVE AND ARE GIVEN BY IAE IN LIEU OF (A) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (B) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY IN STATUTE, CONTRACT, TORT OR STRICT LIABILITY AGAINST OEM OR

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

ITS AFFILIATES, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OF IAE OR ITS AFFILIATES, STOCKHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, PERMITTED ASSIGNS AND AGENTS.

4.8	*****

4.9	*****

4.10	*****

4.11
IAE and Spirit agree that credits issued to Spirit’s account with IAE pursuant to any of the Warranties or Guarantees may be utilized for the purposes identified in the applicable Warranty or Guarantee for up to ***** after the date of issuance. Within ***** after such date, Spirit may request in writing that the period for such use be extended by IAE for up to an additional ***** period, which request for extension IAE shall not unreasonably deny. After the expiration of the applicable time period, such credits shall expire.

5.	Product Support Services

5.1
IAE will make available to Spirit the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to Spirit. IAE may delegate the performance of product support services to an affiliated company or any of IAE’s shareholders.

5.2	Spirit will provide to any IAE customer support representative(s) working at its facility, free of charge:

5.2.1	reasonable, secure office accommodation including furniture and office equipment and

5.2.2	access to telephone, facsimile and secretarial services and

5.2.3	access to such first-aid and emergency assistance as is customarily provided to Spirit's own employees and

5.2.4
reasonable airfare, accommodations, and subsistence during any period in which the customer support representative(s) is required by Spirit to travel away from such customer support representative(s)' normal location at Spirit.

Spirit further agrees and acknowledges that such customer support representative(s) shall at all times remain employees of IAE and shall, in such capacity, be entitled to reasonable working benefits such as leaves of absence, sick days and holiday as are paid for and granted by IAE to its employees. However, such leaves shall not interfere with IAE’s provision of the Product Support Services to Spirit, and should any leave for a customer support representative extend beyond forty-five (45) days, IAE agrees to provide a substitute representative to ensure continuity of service. Notwithstanding the foregoing, at no time shall any IAE customer support representative be considered an employee or independent contractor of Spirit.

6.	Miscellaneous

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

6.1    Delay in Delivery

6.1.1
If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

(a)	any cause beyond the reasonable control of IAE, or

(b)	fires, industrial disputes or introduction of essential modifications required by the Certification Authority, or

(c)
compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, except to the extent that the delay is caused by IAE’s failure to act in conformity with applicable deadlines set forth in such governmental regulation or order;

(any such delay an “Excusable Delay”) the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

6.1.2
If, by reason of any of the Excusable Delays embraced by Section 6.1.1 above, IAE is hindered or prevented from delivering any goods (that are the same as and include the Supplies) to purchasers (including Spirit) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to Spirit for delay in delivery to Spirit resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE. *****

6.1.3	*****

6.1.4
The right of Spirit to claim damages shall be conditional upon Spirit (i) notifying IAE of the its claim in writing within ***** from the Claim Start Date, and (ii) submitting a written claim therefor within ***** from the Claim Start Date.

The “Claim Start Date” shall be the date on which IAE notifies Spirit that the item of the Supplies so delayed is ready for delivery, or from the date on which Spirit exercises the right of cancellation in respect of such item conferred in accordance with Section 6.1.5 below, whichever date shall first occur.

6.1.5
Should IAE delay performance of any obligation for a reason other than an Excusable Delay hereunder including but not limited to delivery of any item of the Supplies beyond ***** from the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) then, in addition to the right of Spirit under Section 6.1.3, Spirit shall be entitled to terminate the order with respect to the affected item on giving IAE notice in writing. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to Spirit any deposits made in respect of the purchase price of such item of the Supplies.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

6.2	Patents

6.2.1
IAE shall, subject to the conditions set out in this Section and as the sole liability of IAE in respect of any claims for infringement of industrial property rights, indemnify and hold Spirit harmless from and against any damages, costs and expenses including legal costs resulting from claim that the use of any of the Supplies by Spirit within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered provided, however, that IAE shall not be liable to Spirit for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

6.2.2
Spirit will, as soon as reasonably practicable give notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole reasonable discretion and Spirit will give IAE all reasonable assistance and will not by any act or omission do anything that may directly or indirectly prejudice IAE in this connection, provided that IAE shall not agree to any settlement pursuant to which any fault is attributed to Spirit, without the prior written consent of Spirit.

6.2.3	IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies.

6.2.4
Should Spirit be prevented from using any of the Supplies due to a claim of infringement of property rights by valid judgment or by settlement between Spirit, IAE and the claimant IAE will, at its expense as soon as possible but in no event more than ninety (90) days from the date of entry of such judgment or settlement either: (a) obtain for Spirit the right to use the respective Supply or Supplies free of charge or (b) replace the respective Supply or Supplies with a substantially equivalent non-infringing substitute, if available.

6.2.5
The indemnity contained in Section 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of Spirit; (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to Spirit so far as it has the right to do so the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Supplies); (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iv) any combination of any of the Supplies with any item or items other than Supplies.

6.3	(RESERVED)

6.4	Non-Disclosure and Non-Use

6.4.1
The terms and conditions of this Contract and any technical information provided in connection with it are confidential and proprietary to IAE and Spirit.  Each Party agrees to: (a) limit disclosures of such confidential information only to persons who have a need to know within their organizations; (b) keep such information confidential; and (c) not disclose to any third party other than (i) as required by applicable law or legal process; (ii) in connection with the disclosure requirements of any applicable government authority or exchange; (iii) to its legal, financial, tax or other advisors who are bound by an obligation of confidentiality or to the

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

confidentiality requirements of this Contract and (iv) in connection with the enforcement of its rights hereunder, without the prior written consent of the other party (not to be unreasonably withheld), provided that, in the case of (c)(i), supra, the Party that is to disclose such confidential information in response to such applicable law or legal process shall forthwith notify the other Party, and upon the request of the other Party, shall cooperate with the other Party in contesting such disclosure.

6.5	Taxes

6.5.1
Subject to Section 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by any tax authority or any agency thereof in connection with the Supplies prior to their delivery.

6.5.2
All amounts stated to be payable by Spirit pursuant to this Contract exclude any value added tax, sales tax or similar such tax. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or similar such tax will be borne by Spirit. To ensure so far as possible that Spirit is not charged with European Community value added tax (“VAT”), Spirit will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE's invoices.

6.5.3	Spirit shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied.

6.5.4
Notwithstanding the foregoing, Spirit shall have no liability to IAE for any tax or taxes levied on IAE in connection with its gross income, or any franchise, turn-over or other similar tax or any tax levied on IAE relating to its business activities generally and not specifically arising out of or in connection with the transactions contemplated hereby.

6.5.5	In addition to the foregoing, IAE agrees to cooperate with Spirit in order to minimize the impact of any tax liability arising from the transactions hereunder.

6.6	Amendment
This Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.
6.7    (RESERVED)

6.8	Exhibits
In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Sections of this Contract then the Sections shall prevail.

6.9	Headings

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

The Section headings and the Table of Contents do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10	Governing Law and Forum
This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of New York, United States of America, without regard to its conflict of laws provisions other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).
The Parties irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, United States of America, in connection with any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waive to the fullest extent permitted by law, any objection to the laying of venue of any such suit, action or proceeding in any such court or any claim that any suit, action or proceeding has been brought in an inconvenient forum. Further, the Parties hereto agree to waive any rights either of them may have to a jury trial in connection with any such suit, action or proceeding.

6.11	Compliance with All Applicable Laws and Regulations

6.11.1
Export/Import Spirit agrees that it will not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any IAE goods, software, technical data (including products derived from or based on such technical data), or services received directly or indirectly from IAE to any Prohibited Party without obtaining prior authorization from the relevant government authorities as required pursuant to Export Laws. Failure to do so will result in IAE invoking its rights to terminate this Contract per the provisions of Sections 6.15 and 6.16 below.

6.11.2
“Prohibited Parties” means, collectively, those countries, and persons to whom the sale, export, re-export, transfer, diversion or other disposition of any IAE goods, software, technical data or services is prohibited by the applicable export laws and related regulations of the United States, German, British, Japanese, or European Union Governments.

6.11.3
Other Laws and Regulations Each Party agrees that it will not, by act or omission, violate any applicable law or regulation of the United States or any political subdivision thereof where the violation thereof would result in the other Party being deemed to be in violation of such law or regulation or would otherwise result in a criminal or an un-indemnified civil penalty on the part of such other Party.

6.12	Notices
Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:
In the case of IAE:
IAE International Aero Engines AG
400 Main Street, M/S 121-10
East Hartford, Connecticut 06108, United States of America
Facsimile No. 860-565-4003

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Attention: Chief Legal Officer and Company Secretary
In the case of Spirit:
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33026
Facsimile No. (954) 447-7854
Attention: Legal Department
or in each case to such other place of business as may be notified from time to time by the receiving party.

6.13	Exclusion of Other Provisions and Previous Understandings

6.13.1
This Contract contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any prior provisions on or attached to or otherwise forming part of any order form of Spirit, or any acknowledgment or acceptance by IAE, or of any other document that may be issued by either party relating to the sale and purchase of the Supplies.

6.13.2
The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.14	Conditions Precedent
During the term of this Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to Spirit pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits become due, and should any such event then exist IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to Spirit:

6.14.1	A continuing event of default (taking into account any applicable grace period) by Spirit in (a) any payment due under the Contract (including any exhibits and letter agreements thereto), or *****; or

6.14.2	Any event that is a Termination Event or would be a Termination Event, but for lapse of time, shall have occurred.

6.15	Termination Events

6.15.1	Any of the following shall constitute a “Termination Event” under this Contract:

(a)
Spirit commences any case, proceeding or other action with respect to Spirit or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

(b)
Spirit seeks the appointment of a receiver, trustee, custodian or other similar official for Spirit for all or substantially all of its assets, or Spirit makes a general assignment for the benefit of its creditors; or

(c)
Spirit otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding Sections 6.15.1(a) or 6.15.1(b) that remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(d)
An action is commenced against Spirit seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets that remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(e)
A continuing event of default (taking into account any applicable grace period) by Spirit on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder *****.

(f)	Failure to take the Aircraft and Spare Engines in accordance with the delivery schedule set forth in Exhibit B, as amended, supplemented or modified from time to time.

6.15.2
In the event of the occurrence of a Termination Event, Spirit shall be deemed to be in material breach of this Contract, and IAE shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of a Termination Event specified in Section 6.15.1(a), 6.15.1(b), or 6.15.1(c)

6.15.3	Spirit shall have the option, at its sole discretion, to terminate this Contract in whole or in part, upon the occurrence of any of the following events:

(a)
IAE commences any case, proceeding or other action with respect to IAE or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debt or obligations;

(b)
IAE seeks the appointment of a receiver, trustee, custodian, or other similar official for IAE for all or substantially all of its assets, or IAE makes a general assignment for the benefit of its creditors;

(c)
IAE otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (a) or (b) which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

(d)
An action is commenced against IAE seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which remains unstayed, undismissed, or undischarged for a period of sixty (60) days;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

(e)
A continuing event of default (taking into account any applicable grace period) by IAE on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder *****.

6.16    Effect of Termination
Upon any expiration or termination of this Contract, the rights and obligations of the parties under this Contract will terminate. Notwithstanding anything herein to the contrary, all liabilities and obligations (including payment obligations) that have accrued prior to termination or expiration will survive. Notwithstanding the foregoing and for the avoidance of doubt, upon termination, IAE shall have no obligation to deliver goods not yet delivered.
6.17    No Construction Against Drafter
This Contract has been the subject of negotiation between the parties. If an ambiguity or question of intent arises with respect to any provision of this Contract, this Contract will be construed as if drafted jointly by IAE and Spirit and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Contract.
6.18    Damages
In no event shall either Party to this Contract or either Party’s subsidiaries or affiliates, have any liability to any other Party hereto for any indirect, incidental, special, consequential, or punitive damages, including without limitation any damage to or loss of use, revenue or profit with respect to any Aircraft and/or Supplies.
[SIGNATURE PAGE FOLLOWS]

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Charles A. Rue
Name:	Rick Deurloo	Name:	Charles A. Rue
Title:	SVP Sales	Title:	VP Supply Chain
In the presence of:		In the presence of:
By:	/s/ Daniel Kirk	By:	/s/ Edward Christie
Name:	Daniel Kirk	Name:	Edward Christie
Title:	Sales Director	Title:	SVP & CFO

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit A
Contract Specifications
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit B
Schedules

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit B-1
Aircraft Delivery Schedule

Aircraft No.	Aircraft Type	Engine Model	Scheduled Delivery Date	MSN	ESN 1	ESN 2
1	*****	*****	*****	*****	*****	*****
2	*****	*****	*****	*****	*****	*****
3	*****	*****	*****	*****	*****	*****
4	*****	*****	*****	*****	*****	*****
5	*****	*****	*****	*****	*****	*****
6	*****	*****	*****	*****	*****	*****
7	*****	*****	*****	*****	*****	*****
8	*****	*****	*****	*****	*****	*****
9	*****	*****	*****	*****	*****	*****
10	*****	*****	*****	*****	*****	*****
11	*****	*****	*****	*****	*****	*****
12	*****	*****	*****	*****	*****	*****
13	*****	*****	*****	*****	*****	*****
14	*****	*****	*****	*****	*****	*****
15	*****	*****	*****	*****	*****	*****
16	*****	*****	*****	*****	*****	*****
17	*****	*****	*****	*****	*****	*****
18	*****	*****	*****	*****	*****	*****
19	*****	*****	*****	*****	*****	*****
20	*****	*****	*****	*****	*****	*****
21	*****	*****	*****	*****	*****	*****
22	*****	*****	*****	*****	*****	*****
23	*****	*****	*****	*****	*****	*****
24	*****	*****	*****	*****	*****	*****
25	*****	*****	*****	*****	*****	*****
26	*****	*****	*****	*****	*****	*****
27	*****	*****	*****	*****	*****	*****
28	*****	*****	*****	*****	*****	*****
29	*****	*****	*****	*****	*****	*****
30	*****	*****	*****	*****	*****	*****
31	*****	*****	*****	*****	*****	*****
32	*****	*****	*****	*****	*****	*****
33	*****	*****	*****	*****	*****	*****
34	*****	*****	*****	*****	*****	*****
35	*****	*****	*****	*****	*****	*****
36	*****	*****	*****	*****	*****	*****
37	*****	*****	*****	*****	*****	*****
38	*****	*****	*****	*****	*****	*****
39	*****	*****	*****	*****	*****	*****
40	*****	*****	*****	*****	*****	*****

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit B-2
Spare Engine Price and Delivery

Spare Engines	No.	Base Price (Jan-06$)	Engine Model	Scheduled Delivery Date	ESN
Firm Spare Engines	1	*****	*****	*****	*****
	2	*****	*****	*****	*****
	3	*****	*****	*****	*****
	4	*****	*****	*****	*****
	5	*****	*****	*****	*****
	6	*****	*****	*****	*****
	7	*****	*****	*****	*****
	8	*****	*****	*****	*****
	9	*****	*****	*****	*****
	10	*****	*****	*****	*****
	11	*****	*****	*****	*****

Option Spare Engines	1	*****	*****	*****	*****
	2	*****	*****	*****	*****
	3	*****	*****	*****	*****
	4	*****	*****	*****	*****

The applicable price for the Engine bag and transportation stand shall be the list prices set forth below, escalated from the base month to the delivery date of each Spare Engine.

Equipment	Base Price (Jan-06 US$)
Engine Storage Bag	*****
Engine Transportation Stand	*****

Note: Delivered Spare Engines are indicated by italics typeface.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit B-3
Escalation Formula

1.
Any unit base price or other sum expressed to be subject to escalation from the Base Month (as defined below) to month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit C
Product Support Plan

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 7

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

TABLE OF CONTENTS
1.0    INTRODUCTION    44
2.0    CUSTOMER SUPPORT    44
2.1    CUSTOMER SUPPORT MANAGER    44
2.2    CUSTOMER SUPPORT REPRESENTATIVES    45
2.3    CUSTOMER TRAINING:    45
2.4    ENGINE MAINTENANCE MANAGEMENT    47
2.5    SPECIAL PROGRAMS    48
3.0    BUSINESS SUPPORT    48
3.1    ENGINE WARRANTY SERVICES    49
3.2    MAINTENANCE CENTER SUPPORT    49
3.3    MAINTENANCE FACILITIES PLANNING SERVICE    50
3.4    ENGINE RELIABILITY AND ECONOMIC FORECASTS    50
3.5    LOGISTICS SUPPORT STUDIES    50
3.6    LEASE ENGINE PROGRAM    51
4.0    TECHNICAL SERVICES    51
4.1    TECHNICAL SERVICES    51
4.2    POWERPLANT MAINTENANCE    53
4.3    CUSTOMER PERFORMANCE    53
4.4    DIAGNOSTIC SYSTEMS    54
4.5    HUMAN FACTORS    55
4.6    FLIGHT OPERATIONS    55
4.7    REPAIR SERVICES    56
4.8    TOOLING AND SUPPORT EQUIPMENT SERVICES    57
4.9    TECHNICAL PUBLICATIONS    58
5.0.    SPARE PARTS    61
5.1    SPARE PARTS SUPPORT    61

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

1.0    INTRODUCTION
IAE International Aero Engines AG (IAE) will make the following support personnel and services available to Spirit: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. In general, these services are provided ***** to V2500 customers, however, some specific customized services as noted in the descriptions below, may be purchased by Spirit from IAE.
To make these support services readily available to Spirit, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to Spirit follows.
IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which Spirit may be entitled to receive with respect to V2500 engines for which an proper order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.
2.0    CUSTOMER SUPPORT
2.1    CUSTOMER SUPPORT MANAGER
The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to Spirit is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for Spirit.
The Customer Support Manager provides the following specific services to Spirit:

•	Readiness Program and planning prior to EIS

•	Technical recommendations and information.

•	Engine Maintenance Management Plans

•	Refurbishment, Modification and Conversion program planning assistance.

•	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

•	Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent Spirit in IAE internal discussions to ensure that the best interests of Spirit and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

2.2    CUSTOMER SUPPORT REPRESENTATIVES
IAE Customer Support Representatives provide the following services to Spirit:

•	24 Hour Support

•	Maintenance Action Recommendations

•	Daily Reporting on Engine Technical Situations

•	On-The-Job Training

•	Service Policy Preparation Assistance

•	Prompt Communication with IAE

2.2.1    Engine Maintenance Support Service:
Customer Support Representatives assist Spirit’s customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer's support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to Spirit which allows Spirit to share in all related industry experience.
The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.
2.2.2    On The Job Training:
Customer Support Representatives will conduct on-the-job training for Spirit’s maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.
2.2.3    Service Policy Administration:
Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.
2.3    CUSTOMER TRAINING:
2.3.1    IAE Customer Training offers Spirit the following support:

•	Technical Training at Purpose Built Facilities

•	On-site Technical Training

•	Technical Training Consulting Service

•	Training Aids and Materials

2.3.2    Training Program:
The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of fifty (50) man-days per aircraft. The following is the curriculum of standard courses available. On-site technical training, technical training

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

consulting services and customized courses shall be provided upon Spirit’s request and subject to separate contractual arrangements.
2.3.3    General V2500 Familiarization:
This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

•	Engine construction features internal and external hardware.

•	Engine systems operation, major components accessibility for removal/replacement.

•	Operational procedures

•	Performance characteristics

•	Maintenance concepts, repair and replacement requirements and special tooling.

The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.
2.3.4    Line Maintenance and Troubleshooting:
This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

•	Engine Description

•	Systems Operation

•	Applied Performance

•	Ground Operations

•	Troubleshooting Procedures

•	Practical Phase Line Maintenance Tasks

Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)
2.3.5    V2500 Familiarization and Modular Maintenance:
Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

•	Engine Description Overview

•	Engine Systems Overview

•	Heavy Maintenance Tasks

•	Course duration and “hands-on” coverage are contingent on the availability of an engine and required tooling.

2.4    ENGINE MAINTENANCE MANAGEMENT
Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria and should reflect the FAA requirements under which Spirit will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.
2.4.1    Operations Monitoring:
The following information is available to Spirit from the IAE Product Information Process (IP) 2 Group:
2.4.2    Operation Experience Reports:
IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to Spirit. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

•	A pooling and exchange of service experience for the benefit of the entire airline industry.

•	A common statistical base.

•	The selective querying of computer data files for answers to Spirit’s inquiries.

In addition to providing operations, reliability and VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.
2.5    SPECIAL PROGRAMS
2.5.1    Engine Hardware Retrofit:
Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.
2.5.2    Controlled Service Use Programs and Material:
IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with Spirit.
Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.
3.0    BUSINESS SUPPORT
The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to Spirit:

•	Engine Warranty Services

•	Maintenance Support

•	Lease Engine Program

•	Engine Reliability and Economic Forecasts

•	Logistic Support Studies

3.1    ENGINE WARRANTY SERVICES
Engine Warranty Services will provide the following support for the V2500 engine airline customer:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

•	Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

•	Investigation of part condition and part failure.

•	Material provisioning administration for Controlled Service Use programs and other material support.

3.1.1    Prompt Administration:
Spirit is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.
3.1.2    Investigation and Reports:
Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to Spirit and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.
3.2    MAINTENANCE CENTER SUPPORT
IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.
Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.
3.3    MAINTENANCE FACILITIES PLANNING SERVICE
Maintenance Facilities Planning Service offers the following support to IAE customer:

•	- General Maintenance Facility Planning Publications

•	- Customized Facility Plans

•	- Maintenance Facility and Test Cell Planning Consultation Services

Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments’ floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.
Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

3.4    ENGINE RELIABILITY AND ECONOMIC FORECASTS
Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.
3.5    LOGISTICS SUPPORT STUDIES
As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.
3.6    LEASE ENGINE PROGRAM
An engine lease program will be made available to Spirit subject to IAE's standard terms and conditions of lease as per IATA Master Short Term Lease Agreement, form 5016 00. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during “zero spares” conditions. Lease engines offered to Customer will be of a configuration and certification standard acceptable to Customer. Availability will be subject to prior demand; however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.
4.0    TECHNICAL SERVICES
4.1    TECHNICAL SERVICES
The Technical Services Group provides the following categories of technical support to the airline customer:

•	Technical Services

•	Powerplant Maintenance

•	Customer Performance

•	Diagnostic Systems

•	Human Factors

•	Flight Operations

•	Repair Services

•	Tooling and Support Equipment Services

•	Technical Publications

Technical Services is responsible for the overall technical support to the customers. The following services are provided:

•	Technical Problem Identification/Corrective Action

•	Implementation

•	Technical Communication

•	Engine Conversion Program Definition and Management

•	Engine Upgrade and Commonality Studies

•	Engine Incident Investigation Assistance

Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

4.1.1    Technical Communications:
Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.
4.1.2    Engine Conversion Programs:
Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.
4.1.3    Engine Incident Investigation Assistance:
Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the Certification Authority and the appropriate Airworthiness authority, as applicable.
4.1.4    Line Maintenance and Troubleshooting:
Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.
Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer’s manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customer’s line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance shall also be provided to customer’s line maintenance personnel.
4.1.5    Airline Shop Maintenance:
Reviews of shop practices and procedures of Spirit shall be conducted, if requested by Spirit, to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.
4.2    POWERPLANT MAINTENANCE
Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plans for IAE. This group provided the following services:

•	Definition of Maintenance Tasks and Resource Requirements

•	Planning Guides

Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents Spirit’s maintainability interests in internal IAE operations and upon request will assist Spirit in resolving specific maintenance task problems.
4.2.1    Progressive Maintenance Planning:
Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.
Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.
4.3    CUSTOMER PERFORMANCE
Customer Performance provides for the following types of technical assistance to Spirit:

•	Engine Performance Analysis Computer Programs for Test Cell Use

•	Test Cell Correlation Analysis and Correction Factors

•	Engine Stability Procedures and Problem Analysis

Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.
ENGINE PERFORMANCE ANALYSIS
Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist Spirit in analyzing engine performance using test cell data can be provided subject to IAE’s then current standard license fees and Terms and Conditions.
4.3.1    Test Cell Correlation:
Technical assistance is provided to Spirit for developing appropriate corrections to be used for specific test configurations at Spirit’s owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of Spirit tested engines with the respective Engine Manual limits and guarantee plan requirements.
4.3.2    Engine Stability:
Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.
4.4    DIAGNOSTIC SYSTEMS
ADEM is responsible for the technical support of Spirit’s acquisition of inflight engine data and the assessment of engine performance through the use of that data. ADEM personnel provide the following services:

•	Guidance to help Spirit define their engine monitoring system requirements.

•	Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

•	Coordination of all IAE airborne diagnostic support activity.

4.4.1    Guidance In Defining Engine Monitoring systems Requirements:
ADEM can provide consultation services to assist Spirit in defining its engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between Spirit, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

4.4.2    Development and Coordination
ADEM personnel can, if requested by Spirit, develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can, if requested by Spirit, also be developed and provided in support of Spirit’s selected method of engine condition monitoring. Computer software will be provided to Spirit subject to IAE's then current standard license fees and Terms and Conditions.
Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to Spirit, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.
4.5    HUMAN FACTORS
Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.
Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for “on” and “off” aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can, if requested by Spirit, be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can, if requested by Spirit, help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.
4.6    FLIGHT OPERATIONS
Flight Operations provides Spirit with the following technical assistance concerning installed engine operations:

•	Introduction of new equipment

•	Problem resolution and assistance with in-service equipment

•	Contractual commitment and development program support

•	Publication of engine operations literature and performance aids

4.6.1    New Equipment:
In accordance with Spirit’s needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can, if requested by Spirit, include participation in initial delivery flights, engine operational reviews, and flight crew training activity.
4.6.2    Problem Resolution - In-Service Equipment:
In accordance with a mutually agreed upon plan, Flight Operations can, if requested by Spirit, perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.
4.6.3    Contractual Support and Development Programs:
As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.
4.6.4    Publication Support:
Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to in-flight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports shall also be issued, as required, to support the activity described above.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

4.7    REPAIR SERVICES
Repair Services shall provide the following support to Spirit:

•	Coordinated Repair Development Activity

•	Customer Assistance on Repair Procedures and Techniques

•	Qualification of Repair Sources

•	Repair Workshops

•	Repair Development List

4.7.1    Coordination of Repair Development:
Repair Services shall provide direct contact with all sources that initiate repair schemes. The Group shall coordinate with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group shall participate in setting repair evaluation and approval requirements. If and when the repair is approved and substantiating data is documented, Repair Services shall release the repair to the Engine Manual.
4.7.2    Technical Assistance:
Repair Services shall provide daily communications with Spirit via technical responses to inquiries direct from Spirit or through IAE’s Customer Support Representative office at Spirit’s facility. In addition, Repair Services shall make periodic visits to Spirit’s repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to Spirit’s facilities to assist in training customer personnel in accomplishing particularly complex repairs.
4.7.3    Qualification of Repair Sources:
Repair Services shall coordinate the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group shall participate in negotiation of the legal and business agreements associated with these qualification programs.
4.8    TOOLING AND SUPPORT EQUIPMENT SERVICES
The Tooling and Support Equipment Services Group shall, as requested by Spirit, assist Spirit by providing the following services:

•	Support Equipment Manufacturing/Procurement Documentation

•	Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

•	Support Equipment Logistics Planning Assistance

4.8.1    Support Equipment Documentation:
The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, shall be supplied to Spirit in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers, including Spirit.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

4.8.2	Engine Accessory Test Equipment and Engine Transportation Equipment Requirements:
Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to Spirit. If requested, the Tooling and Support Equipment Group will assist Spirit in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.
4.8.3    Support Equipment Logistics Planning Assistance:
The Tooling and Support Equipment Group shall provide, at Spirit’s request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support of equipment requirements planning.

4.9	TECHNICAL PUBLICATIONS
IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The manuals will be available to Spirit subject to IAE’s current terms and conditions.
IAE supplies the airplane manufacturer with all the necessary information required to perform “On-Aircraft” engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into its maintenance publications.
In addition, listed and described below are the publications that IAE will make available to support Spirit’s maintenance program:
4.9.1    Engine Manual
The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. The manual will provide, in one place, the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purposes in lieu of individual component maintenance manuals.
4.9.2    Standard Practices Manual
The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.
4.9.3    Illustrated Parts Catalog
The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.
4.9.4    IAE Proprietary Component Maintenance Manuals
These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.
4.9.5    Subcontractor Component Maintenance Manuals
These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.
4.9.6    Engine and Accessory Component Service Bulletins
Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of Spirit and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.
4.9.7    Operating Instructions
Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.
4.9.8    Facilities Planning and Facility Equipment Manuals
The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.
4.9.9    Support Equipment Numerical Index
The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

4.9.10    Technical Publications Index
This index contains a listing of available technical manuals and their contents.
4.9.11    Service Bulletin Index
This index will be in a format and on a revision schedule as determined by IAE.
4.9.12    Vital Statistics Logbook
The VSL provides the following information for each production engine on IAE’s interactive website.

•	Identification of major engine and nacelle components by part number, serial number and ATA - location.

•	Engine Test Acceptance Certificate.

•
List of all incorporated serialized parts by part number, serial number and ATA - Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

•	List of all incorporated life limited parts by part number, serial number and ATA - location.

•	List of all Service Bulletins that were incorporated during initial build of each new engine.

4.9.13    Revision Services:
Regular, temporary, and “as required” revisions to technical publications will be made during the service life of IAE equipment. IAE’s current standard is ninety (90) days. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.
4.9.17    Distribution Media Options:
All publications are distributed via DVD or CDROM depending on the publication. Most of the publications are also available on IAE’s interactive website.
5.0.    SPARE PARTS
5.1    SPARE PARTS SUPPORT
The Spare Parts Group provides the following categories of spare parts support to Spirit, as requested by Spirit:

•	- Individual Customer Account Representatives

•	- Provisioning

•	- Planning

•	- Order Administration

•	- Spare Parts Inventory

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

•	- Effective Expedite Service

•	- Worldwide Distribution

5.1.1    Account Representative:
An Account Representative shall be assigned to Spirit. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring Spirit’s requirements and providing effective administrative support. The Account Representatives shall be thoroughly familiar with Spirit’s spare parts ordering policies and procedures and are responsible for ensuring that all of Spirit’s new parts orders are processed in an effective manner.
5.1.2    Spare Parts Provisioning Planning:
Prior to delivery of the first Spirit aircraft, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by Spirit’s Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with Spirit at a mutually agreeable time to review suggested spare parts provisioning lists prepared by Spare Parts Provisioning. These lists are designed to support Spirit’s particular fleet size, route structure and maintenance and overhaul program.
5.1.3    Order Administration:
IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).
A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to Spirit’s requirements. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.
The action to be taken on emergency requests will be answered as follows:

•	Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

•	Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) -- Within 24 hours.

•	Stock Outage -- Within seven working days (these items are shipped as per Spirit’s request).

5.1.4    Spare Parts Inventory:
To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in Spirit’s demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.
A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

•	Forecasts of life limited parts requirements are requested and received semi-annually from major customers. Based on the size of Spirit’s order, Spirit shall be considered a major customer.

•	Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

•	For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

5.1.5    Packaging
All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.
5.1.6    World Airline Supplier’s Guide:
IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA). IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit D
Warranties

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Exhibit E
Guarantees

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

400 Main Street, M/S 121-10
East Hartford, CT 06108 USA

October 1, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

Subject:	Side Letter No. 1 to the Amended and Restated V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit Airlines, Inc., October 1, 2013

Gentlemen:

We refer to the Amended and Restated V2500-A5 General Terms of Sale dated October 1, 2013 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such agreement being hereinafter referred to as the “Contract”. Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 (“Side Letter No. 1”) shall have the same meaning given to them in the Contract.
WHEREAS:

A.	IAE and Spirit previously entered into the 2005 GTA, and subsequently entered into the 2006 Proposal, both of which have been superseded by the Contract; and

B.
This Side Letter No. 1 amends the Contract so as to provide certain financial and technical assistance to Spirit in support of Spirit’s selection of the V2500 engine to power its Aircraft, and in support of the integration of the Aircraft into its fleet.

NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Fleet Introductory Assistance Credits

1.1
In consideration of Spirit’s agreement to purchase Aircraft No. 20 through Aircraft No. 40 inclusive, in accordance with the Contract, and to assist Spirit with the introduction of the Aircraft into its fleet, IAE shall issue credit notes to Spirit’s account with IAE in the following amounts (each a “Standard FIA Credit”):

Aircraft Type	Credit (Jan-06 US$)	Issued at Delivery & Acceptance of:
A319 (V2524-A5)	*****	Each A319 Aircraft
A320 (V2527-A5)	*****	Each A320 Aircraft
A321 (V2533-A5)	*****	Each A321 Aircraft

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

For clarity, the financial assistance provided by IAE for Aircraft No. 1 through Aircraft No. 19 inclusive was issued in accordance with the 2006 Proposal.

1.2	*****

1.3	*****

1.4	*****

2.	Spare Engine Credits

2.1
In consideration of Spirit agreeing to purchase the Spare Engines in accordance with the Contract, and to assist Spirit with such purchase, IAE shall credit Spirit‘s account in accordance with the following values for the corresponding Spare Engines (each a “Spare Engine Credit”):

Engine Type	Credit (Jan-06 US$)	Issued on Delivery & Acceptance of:
V2524-A5	*****	Each Firm Spare Engine
V2527-A5	*****	Each Firm Spare Engine
V2533-A5	*****	Each Firm Spare Engine
V2524-A5	*****	Each Option Spare Engine

2.2	*****

2.3
Each Spare Engine Credit ***** shall be issued upon delivery to Spirit of the corresponding Firm or Option Spare Engine. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Firm or Option Spare Engine promptly after acceptance.

2.4	Each Spare Engine Credit ***** shall be used by Spirit for payment against the corresponding spare Engine invoice.

3.	Credit and Engine Pricing Escalation

3.1
The FIA Credits and Spare Engine Credits, referenced in Sections 1and 2above, are subject to escalation in accordance with the IAE Escalation Formula set forth in Exhibit B-3 to the Contract, and shall be escalated from a base month of January 2006 (the “Base Month”) to the earlier of the scheduled delivery date as set forth in Exhibit B-1 (and B-2 if applicable) of the Contract or the actual delivery date of the applicable Aircraft or Spare Engine (the “Base Escalated Credit”).

3.2	*****

3.3	*****

3.4	*****

3.5	Upon delivery of each Aircraft, IAE will, as of the respective dates of delivery of each of the Aircraft delivered to Spirit, calculate the difference (if any) between:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

(a)	The Deemed Shipset Price (as defined below) escalated in accordance with Section 3.1 above; minus

(b)	The Deemed Shipset Price escalated in accordance with Section 3.1 above and capped in accordance with Section 3.2 above.
IAE will adjust the amount of the FIA Credits due and payable to Spirit for each such Aircraft by such difference. For the purposes of administering this provision, the “Deemed Shipset Price” is as follows:

Aircraft Type	Deemed Shipset Price (Jan-06 US$)
A319 (V2524-A5)	*****
A320 (V2527-A5)	*****
A321 (V2533-A5)	*****

4.	*****

5.	*****

5.1	Clause 6.3 of the Contract, *****, is deleted in its entirety and replaced with the following:

“6.3    *****

6.3.1	*****

6.3.2	*****

6.3.3
IAE shall have the right to set off credits from time to time made available by IAE under the Contract either directly to Spirit or via Airbus or its subsidiaries and affiliates, in respect of the failure by Spirit, after any applicable grace period, to cure any payment default under (i) the Contract or (ii) *****, or (iii) the Fleet Hour Agreement.”

6.	*****

7.	Customer Support

7.1	Customer Support Manager
IAE will assign a V2500-A5 customer support manager for Spirit who will coordinate the business and technical support services needed to support the Engines in Spirit’s fleet.

7.2	Customer Support Representative
A customer support representative will be assigned to Spirit to assist Spirit on site in preparing for Engine operation. Such representation will be provided to Spirit at no charge, for a period of three (3) years from entry-into-service of the first Aircraft and thereafter for so long as Spirit operates a minimum of ten (10) Aircraft. The customer support representative will provide the services described and attributed to the representative in the Product Support Plan attached a Exhibit C to the Contract.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

The customer support representative will be supplied, subject to the condition that Spirit provides the following free-of-charge to the representative in connection with his or her duties:

(a)	Reasonable office accommodation including access to telephone, fax, and internet; and

(b)	Access to such first-aid and emergency assistance as in customarily supplied to Spirit’s own employees.

Spirit agrees and acknowledges that the representative shall at all times remain an employee of IAE and shall, in such capacity, be entitled to holiday and vacation period as are granted by IAE to its employees. However, such leaves shall not interfere with IAE’s provision of the customer support services to Spirit, and should any leave for a customer support representative extend beyond forty-five (45) days, IAE agrees to provide a substitute representative to ensure continuity of service. Notwithstanding the foregoing, at no time shall any IAE customer support representative be considered an employee or independent contractor of Spirit. The customer support representative will provide on-site technical support for Engines at Spirit’s line stations, upon Spirit’s reasonable request, on an as-required basis to be determined by IAE. Spirit agrees to provide free of charge airfare from Spirit’s main base to any such line station as well as a reasonable allowance for per diem and hotel expenses.

8.	Customer Training

8.1
IAE shall provide, subject to availability, Spirit ***** formal training programs covering courses ***** for a maximum of ***** for qualified Spirit personnel (of which ***** have been used as of the date of this Side Letter No. 1), for a period of ***** from entry-into-service of the first Aircraft, for so long as Spirit operates one or more Aircraft in commercial service.

8.2	*****

9.	*****

10.	Assignment

10.1	Clause 6.7 of the Contract, Assignment, is deleted in its entirety and replaced with the following:

“6.7.1
Except as otherwise agreed herein, Spirit may not assign in whole or part any of its rights or obligations under the Contract without the written consent of IAE (such consent not to be unreasonably withheld).

6.7.2	*****

6.7.3	*****

6.7.4	*****

6.7.5	*****

6.7.6	IAE may, without recourse, assign its rights and/or delegate its obligations under this Agreement to any subsidiary or affiliate of IAE or United

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.1

Technologies Corporation, or in connection with a merger, consolidation, reorganization, or voluntary sale or transfer of its assets; provided that such assignee/delegate is: (i) solvent at the time of such transfer and (ii) authorized by the applicable regulatory authorities, as necessary, to perform or procure the performance of all obligations being delegated/assigned; and (iii) able, in IAE’s sole, reasonable discretion, to make all payments required by IAE to be made to Spirit under the Contract.”

11.	Miscellaneous

11.1	Entire Agreement; Conflicts
This Side Letter No. 1 and the Contract constitute the sole and entire agreement between Spirit and IAE in relation to the matters set forth herein and shall supersede all previous agreements between Spirit and IAE, both oral and in writing, as of the date hereof. In the event of any conflict between the Contract and this Side Letter No. 1, the terms of this Side Letter No. 1 shall control and the Contract shall be deemed modified accordingly.

11.2	Amendment
This Side Letter No. 1 shall not be amended, changed or modified in any way other than by agreement in writing, signed by Spirit and IAE, which is expressly stated to amend this Side Letter No. 1.

11.3	Proprietary Information
This Side Letter No. 1 shall be subject to the confidentiality and non-disclosure provisions of the Contract.

11.4	Governing Law
This Side Letter No. 1 shall be subject to the governing provisions of the Contract.

11.5	Counterparts
This Side Letter No. 1 may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, when taken together, shall constitute one and the same document. Execution and delivery of this Side Letter No. 1 by exchange of facsimile copies or electronic mail bearing the signatures of the parties shall constitute a valid and binding execution and delivery of this Side Letter No. 1 by the parties.

Except as expressly amended by this Side Letter No. 1, all provisions of the Contract remain in full force and effect.

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Charles A. Rue
Name:	Rick Deurloo	Name:	Charles A. Rue
Title:	SVP Sales	Title:	VP Supply Chain
Date:	10/2/13	Date:	10/1/13

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.